Exhibit 10.4

 Execution Version

PLEDGE AGREEMENT

DATED AS OF AUGUST 8, 2014

among

EAGLE BULK SHIPPING INC. (a Debtor and a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code) and EAGLE SHIPPING INTERNATIONAL (USA) LLC,
as Pledgors,

the Issuers listed on the signature pages hereof

and

WILMINGTON TRUST (LONDON) LIMITED,
as Security Trustee

10.	Application of Proceeds		18
11.	Expenses and Indemnity		19
12.	Delegation		20
	12.1	Power of attorney	20
	12.2	Terms	20
	12.3	Liability	20
13.	Evidence and Calculations		20
14.		Changes to the Parties	20
	14.1	Pledgors	20
	14.2	Security Trustee	20
	14.3	Successors and assigns	20
15.	Miscellaneous		21
	15.1	Amendments and waivers	21
	15.2	Waivers and remedies cumulative	21
	15.3	Counterparts	21
16.	Severability		21
17.	Release		21
18.	Notices		21
	18.1	Notices	21
	18.2	Contact Details	22
	18.3	Effectiveness	22
19.	Governing Law		22
20.	Enforcement		23
	20.1	Jurisdiction	23
	20.2	Service of process	23
	20.3	Waiver of immunity	23
	20.4	Complete agreement	24
	20.5	Waiver of Jury Trial	24

Schedule

1.	Pledged Interests

Signatories

THIS PLEDGE AGREEMENT (this “Agreement”) is dated as of August 8, 2014 is made among:

(1)

EAGLE BULK SHIPPING INC., a corporation incorporated under the laws of the Republic of the Marshall Islands, a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the “Borrower”), as a pledgor, and EAGLE SHIPPING INTERNATIONAL (USA) LLC, a limited liability company organized under the laws of the Republic of the Marshall Islands, as a pledger (together with the Borrower, the “Pledgors” and each a “Pledgor”);

(2)	the ISSUERS listed on the signature pages hereof; and

(3)

WILMINGTON TRUST (LONDON) LIMITED, a banking company organized under the laws of England and Wales, as security trustee for the Finance Parties party to the Credit Agreement described below (in this capacity, the “Security Trustee”).

BACKGROUND:

Each Pledgor enters into this Agreement in connection with the Superpriority Debtor-in-Possession Credit Agreement dated as of August 8, 2014 between, among others, the Borrower, certain of its subsidiaries as guarantors, the lenders party thereto, and Wilmington Trust (London) Limited as agent and security trustee (the “Credit Agreement”).

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

“Event of Default” means an event specified as such in Clause 9.1 (Events of Default).

“Issuer” means each of the entities listed beneath the column heading “Issuer” as set forth in Schedule 1 (Pledged Interests).

Lien means any security interest, lien, mortgage, pledge, encumbrance, charge, assignment, hypothecation, adverse claim, claim, or restriction on assignment, transfer or pledge or any other arrangement having the effect of conferring security.

“Pledged Collateral” means:

(a)	the Pledged Interests;

(b)

all additional ownership interests in each Issuer, or securities issued by each Issuer, and all warrants, rights, and options to purchase or receive interests in or securities of each Issuer, in which each Pledgor at any time has or obtains any interest; and

(c)

all dividends, interest, revenues, income, distributions, and proceeds of any kind, whether cash, instruments, securities, or other property, received by or distributable to each Pledgor in respect of, or in exchange for, the Pledged Interests or any other Pledged Collateral.

“Pledged Interests” means all of each of the Pledgors’ right, title and interest in each of the Issuers, whether derived under the relevant Issuer’s organizational documents or otherwise, including, without limitation, its corporate or limited liability company interest in each Issuer, its status as a shareholder, member or other equityholder, and its right to participate in the management of the business and affairs of each Issuer (including, without limitation, the information described in Schedule 1).

“Secured Liabilities” means each liability and obligation specified in Clause 2 (Secured Liabilities).

“Security” means any security interest created by this Agreement.

“Security Period” means the period beginning on the date of this Agreement and ending on the date on which all the Secured Liabilities have been indefeasibly, unconditionally and irrevocably paid and discharged in full. The Security Period will be extended to take into account any extension or reinstatement of this Agreement under Clause 3.2(b) (General). Furthermore, if the Security Trustee considers that an amount paid to it or a Finance Party under a Finance Document is capable of being avoided or otherwise set aside on the bankruptcy, liquidation, insolvency or administration of the payer or otherwise then that amount will not be considered to have been irrevocably paid for the purposes of this Agreement.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

1.2	Construction

(a)	Any term defined in the UCC and not defined in this Agreement has the meaning given to that term in the UCC.

(b)	Any term defined in the Credit Agreement and not defined in this Agreement or the UCC has the meaning given to that term in the Credit Agreement.

(c)	No reference to “proceeds” in this Agreement authorizes any sale, transfer or other disposition of Collateral by a Pledgor.

(d)	In this Agreement, unless the contrary intention appears, a reference to:

(i)	an “amendment” includes a supplement, novation, restatement or re-enactment and “amended” will be construed accordingly;

(ii)	Clause, a Subclause or a Schedule is a reference to a Clause or Subclause of, or a Schedule to, this Agreement;

(iii)	a law is a reference to that law as amended or re-enacted and to any successor law;

(iv)	an agreement is a reference to that agreement as amended;

(v)	“fraudulent transfer law” means any applicable U.S. Bankruptcy Law or state fraudulent transfer or conveyance statute, and the related case law; and

(vi)

“law” includes any law, statute, regulation, regulatory requirement, rule, ordinance, ruling, decision, treaty, directive, order, guideline, regulation, policy, writ, judgment, injunction or request of any court or other governmental, inter-governmental or supranational body, officer or official, fiscal or monetary authority, or other ministry or public entity (and their interpretation, administration and application), whether or not having the force of law.

(e)	In this Agreement:

(i)	“includes” and “including” are not limiting;

(ii)	“or” is not exclusive; and

(iii)	the headings are for convenience only, do not constitute part of this Agreement and are not to be used in construing it.

(f)

The Issuers are not party to, or beneficiaries of, this Agreement. Each Issuer is executing and delivering a separate agreement, set forth in the signature pages to this Agreement, confirming that it will comply with instructions with respect to the Pledged Collateral originated by the Security Trustee without further consent by a Pledgor.

2.	SECURED LIABILITIES

2.1	Secured Liabilities

Each obligation and liability whether:

(a)	present or future, actual, contingent or unliquidated; or

(b)	owed jointly or severally (or in any other capacity whatsoever),

of each Obligor to any Finance Party under or in connection with each Finance Document is a Secured Liability.

2.2	Specification of Secured Liabilities

The Secured Liabilities include any liability or obligation for:

(a)	repayment of the principal of any Loan;

(b)	payment of interest and any other amount payable under the Credit Agreement;

(c)	payment and performance of all other obligations and liabilities of any Obligor under the Finance Documents;

(d)	payment of any amount owed under any amendment, modification, renewal, extension or novation of any of the above obligations; and

(e)

payment of an amount which arises after a petition is filed by, or against, a Pledgor or any other Obligor under the US Bankruptcy Code of 1978 even if the obligations do not accrue because of the automatic stay under Section 362 of the US Bankruptcy Code of 1978 or otherwise.

3.	CREATION OF PLEDGE AND SECURITY

3.1	Security interest

In addition to the security granted by the DIP Order and in accordance with the terms hereof (and, in the case of the Borrower, pursuant to and in accordance with the terms of the DIP Order), as security for the prompt and complete payment and performance of the Secured Liabilities when due (whether due because of stated maturity, acceleration, mandatory prepayment, or otherwise) and to induce the Lenders to enter into the Finance Documents, each Pledgor pledges to the Security Trustee for the benefit of the Finance Parties, and grants to the Security Trustee for the benefit of the Finance Parties a continuing security interest in, its Pledged Collateral.

3.2	General

(a)	All of the Security created under this Agreement (and, in the case of the Borrower, upon the entry of the DIP Order and subject to the terms thereof):

(i)	is continuing security for the irrevocable and indefeasible payment in full of the Secured Liabilities, regardless of any intermediate payment or discharge in whole or in part;

(ii)	is in addition to, and not in any way prejudiced by, any other security now or subsequently held by any Finance Party.

(b)

If, at any time for any reason (including the bankruptcy, insolvency, receivership, reorganization, dissolution or liquidation of a Pledgor, any Issuer, or any other Obligor or the appointment of any receiver, intervenor or conservator of, or agent or similar official for, a Pledgor, any Issuer, or any other Obligor or any of their respective properties), any payment received by the Security Trustee or any other Finance Party in respect of the Secured Liabilities is rescinded or avoided or must otherwise be restored or returned by the Security Trustee or any other Finance Party, that payment will not be considered to have been made for purposes of this Agreement, and this Agreement will continue to be effective or will be reinstated, if necessary, as if that payment had not been made.

(c)	This Agreement is enforceable against each Pledgor to the maximum extent permitted by the fraudulent transfer laws.

4.	PERFECTION AND FURTHER ASSURANCES

4.1	General perfection

Each Pledgor must take, at its own expense, promptly, and in any event within any applicable time limit:

(a)	whatever action is necessary or desirable; and

(b)	any action which the Security Trustee or any other Finance Party may require pursuant to the Credit Agreement and permitted by the DIP Order,

to ensure that this Security is as of the Effective Date, and will continue to be until the end of the Security Period, a validly created, attached, enforceable and perfected first priority continuing security interest in the Pledged Collateral, in all relevant jurisdictions, securing payment and performance of the Secured Liabilities.

This includes the giving of any notice, order or direction, the making of any filing or registration, the passing of any resolution and the execution and delivery of any documents or agreements which the Security Trustee may think expedient at any time and from time to time upon the written request of the Security Trustee (and at the sole expense of the Pledgors).

4.2	Delivery of Certificates

To the extent that any of the Pledged Collateral is certificated or consists of an instrument,

(a)

Each Pledgor agrees promptly to deliver or cause to be delivered or to the extent held by the Prepetition Agent, directs the Prepetition Agent to deliver to the Security Trustee, for the benefit of the Finance Parties, such Pledged Collateral.

(b)	All certificates and instruments delivered pursuant to this Agreement will either be:

(i)	duly endorsed and in suitable form for transfer by delivery; or

(ii)	accompanied by undated instruments of transfer endorsed in blank, as directed by the Security Trustee, and in form and substance reasonably satisfactory to the Security Trustee.

(c)	Until the end of the Security Period, the Security Trustee will hold (directly or through an agent) all certificates, instruments and stock powers delivered to it.

4.3	Not Securities; No Certificates.

To the extent that the Pledged Interests or any Pledged Collateral relating to such Pledged Interests are limited liability company interests or partnership interests,

(a)	Each Pledgor represents and warrants to the Finance Parties that:

(i)	none of such Pledged Interests constitute a security for purposes of articles 8 and 9 of the UCC; and

(ii)	none of such Pledged Interests are represented or evidenced by any certificate or instrument.

(b)	Neither Pledgor will take any action that, under Section 8-103 of the UCC, converts any of such Pledged Interests into securities.

(c)	Neither Pledgor will effect or permit the issuance of any certificate or instrument representing or evidencing any part of such Pledged Interests or any Pledged Collateral.

(d)

If, at any time, in violation of this Agreement or otherwise, certificates or instruments evidencing or representing any of such Pledged Interests or Pledged Collateral are issued, each applicable Pledgor must deliver to the Security Trustee (or as directed by the Security Trustee), immediately upon receipt, the originals of those certificates or instruments, accompanied by endorsements and/or stock powers, as required pursuant to Clause 4.2 (Delivery of certificates).

4.4	Filing of financing statements

Each Pledgor authorizes the Security Trustee to prepare and file, at such Pledgor’s expense:

(a)	financing statements describing the Pledged Collateral;

(b)	continuation statements; and

(c)	any amendment in respect of those statements.

4.5	Communication with Issuers

Each Pledgor authorizes the Security Trustee at any time and from time to time to communicate with any Issuer with regard to any matter relating to any Pledged Collateral.

4.6	Further assurances

(a)	Each Pledgor must take, at its own expense, promptly, and in any event within any applicable time limit, whatever action the Security Trustee may require for:

(i)

creating, attaching, perfecting and protecting, and maintaining the priority of, any security interest intended to be created by this Agreement including, without limitation, the execution of any document governed by the laws of the Republic of the Marshall Islands promptly upon request by the Security Trustee;

(ii)

facilitating the enforcement of this Security or the exercise of any right, power or discretion exercisable by the Security Trustee or any of its delegates or sub-delegates in respect of any of the Pledged Collateral;

(iii)	obtaining possession and control of any Pledged Collateral; and

(iv)	facilitating the assignment or transfer of any rights and/or obligations of the Security Trustee or any other Finance Party under this Agreement.

This includes the execution and delivery of any transfer, assignment or other agreement or document, whether to the Security Trustee or its nominee, which the Security Trustee may think expedient.

(b)

Each Pledgor irrevocably constitutes and appoints the Security Trustee, with full power of substitution, as such Pledgor’s true and lawful attorney-in-fact, in such Pledgor’s name or in the Security Trustee’s name or otherwise, and at such Pledgor’s expense, to take any of the actions referred to in paragraph (a) above without notice to or the consent of such Pledgor. This power of attorney is a power coupled with an interest and cannot be revoked. Each Pledgor ratifies and confirms all actions taken by the Security Trustee or its agents under this power of attorney.

5.	SURETYSHIP PROVISIONS

5.1	Nature of Pledgor’s obligations

(a)	Each Pledgor’s obligations under this Agreement are independent of any obligation of the other Obligors or any other person.

(b)	A separate action or actions may be brought and prosecuted against each Pledgor under this Agreement.

(c)

The Security Trustee may enforce its rights under this Agreement, whether or not any action is brought or prosecuted against the other Obligors or any other person and whether or not the other Obligors or any other person is joined in any action under this Agreement.

5.2	Waiver of defenses

(a)

Subject to the DIP Order, the obligations of each Pledgor under this Agreement will not be affected by, and each Pledgor irrevocably waives any defense it might have by virtue of, any act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of its obligations under this Agreement (whether or not known to it or any Finance Party). This includes:

(i)	any time, forbearance, extension or waiver granted to, or composition or compromise with, another person;

(ii)	any taking, variation, compromise, exchange, renewal or release of, or any refusal or failure to perfect or enforce, any rights against, or security over assets of, any person;

(iii)	any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realize the full value of any security;

(iv)	any disability, incapacity or lack of powers, authority or legal personality of or dissolution or change in the members or status of any person;

(v)	any amendment, restatement, or novation (however fundamental) of a Finance Document or any other document, guaranty or security;

(vi)

any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document, guaranty or security, the intent of the parties being that the Security Trustee’s security interest in the Pledged Collateral and each Pledgor’s obligations under this Agreement are to remain in full force and be construed accordingly, as if there were no unenforceability, illegality or invalidity;

(vii)

any avoidance, postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any Obligor under a Finance Document resulting from any bankruptcy, insolvency, receivership, liquidation or dissolution proceedings or from any law, regulation or order so that each such obligation is for the purposes of each Pledgor’s obligations under this Agreement construed as if there were no such circumstance; or

(viii)

the acceptance or taking of other guaranties or security for the Secured Liabilities, or the settlement, release or substitution of any guaranty or security or of any endorser, guarantor or other obligor in respect of the Secured Liabilities.

(b)	Each Pledgor unconditionally and irrevocably waives:

(i)

diligence, presentment, demand for performance, notice of non-performance, protest, notice of protest, notice of dishonor, notice of the creation or incurring of new or additional indebtedness of the Obligors to the Security Trustee or the other Finance Parties, notice of acceptance of this Agreement, and notices of any other kind whatsoever;

(ii)	the filing of any claim with any court in the event of a receivership, insolvency or bankruptcy;

(iii)

the benefit of any statute of limitations affecting any Obligor’s obligations under the Finance Documents or such Pledgor’s obligations under this Agreement or the enforcement of this Agreement or the Security Trustee’s security interest in the Pledged Collateral; and

(iv)

any offset or counterclaim or other right, defense, or claim based on, or in the nature of, any obligation now or later owed to a Pledgor by the Obligors, the Security Trustee or any other Finance Party.

(c)

Each Pledgor irrevocably and unconditionally authorizes the Security Trustee and the other Finance Parties to take any action in respect of the Secured Liabilities or any collateral or guaranties securing them or any other action that might otherwise be deemed a legal or equitable discharge of a surety, without notice to or the consent of such Pledgor and irrespective of any change in the financial condition of any Obligor.

5.3	Immediate recourse

Each Pledgor waives any right it may have of first requiring the Security Trustee or any other Finance Party (or any trustee or agent on their behalf) to proceed against or enforce any other rights, security or other guaranty or claim payment from any person before claiming from such Pledgor under this Agreement and enforcing the Security Trustee’s security interest in the Pledged Collateral.

5.4	Appropriations

Until the expiry of the Security Period, the Security Trustee and each other Finance Party (or any trustee or agent on their behalf) may:

(a)

refrain from applying or enforcing any other moneys, security, guaranties or rights held or received by the Security Trustee or that other Finance Party (or any trustee or agent on their behalf) in respect of the Secured Liabilities,

(b)	apply and enforce them in such manner and order as it sees fit (whether against the Secured Liabilities or otherwise); and

(c)

hold in a suspense account any moneys received from any realization of the Pledged Collateral, from a Pledgor or on account of a Pledgor’s liability under this Agreement or any other Finance Document, without liability to pay interest on those moneys.

5.5	Non-competition

Unless:

(a)	the Security Period has expired, or

(b)	the Security Trustee otherwise directs in writing:

no Pledgor will, after a claim has been made by the Security Trustee or any other Finance Party against such Pledgor or any other Obligor, or by virtue of any payment or performance by such Pledgor under this Agreement:

(i)	be subrogated to any rights, security or moneys held, received or receivable by the Security Trustee or any other Finance Party (or any trustee or agent on their behalf);

(ii)	be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of such Pledgor’s liability under this Agreement or any other Finance Document;

(iii)	claim, rank, prove or vote as a creditor of any other Obligor or its estate in competition with the Security Trustee or any other Finance Party (or any trustee or agent on their behalf); or

(iv)	receive, claim or have the benefit of any payment, distribution or security from or on account of any other Obligor, or exercise any right of set-off as against any other Obligor.

Each Pledgor must hold in trust for and immediately pay or transfer to the Security Trustee (or as directed by the Security Trustee) for the Finance Parties any payment or distribution or benefit of security received by it contrary to this Subclause or in accordance with any directions given by the Security Trustee under this Subclause.

5.6	Waiver of subrogation

Notwithstanding any provision to the contrary in any guaranty given by a Pledgor in respect of the Secured Liabilities, each Pledgor:

(a)	irrevocably and unconditionally waives, for the benefit of the Security Trustee and the other Finance Parties; and

(b)	agrees not to claim or assert after the Security Trustee has exercised its rights under Clause 8 (When Security becomes enforceable),

any right of subrogation, contribution or indemnity it may have against any other Obligor as a result of any payment under that guaranty or in respect of the Secured Liabilities.

5.7	Election of remedies

(a)

Each Pledgor understands that the exercise by the Security Trustee and the other Finance Parties of certain rights and remedies contained in the Finance Documents may affect or eliminate such Pledgor’s right of subrogation and reimbursement against the other Obligors and that such Pledgor may therefore incur a partially or totally non-reimbursable liability under this Agreement.

(b)

Each Pledgor expressly authorizes the Security Trustee and the other Finance Parties to pursue their rights and remedies with respect to the Secured Liabilities in any order or fashion they deem appropriate, in their sole and absolute discretion.

(c)

Each Pledgor waives any defense arising out of the absence, impairment, or loss of any or all rights of recourse, reimbursement, contribution, or subrogation or any other rights or remedies of such Pledgor against any other Obligor, any other person or any security, whether resulting from any election of rights or remedies by the Security Trustee or the other Finance Parties, or otherwise.

5.8	Information concerning the Obligors

(a)

Each Pledgor represents and warrants to the Security Trustee and the other Finance Parties that such Pledgor is affiliated with each other Obligor or is otherwise in a position to have access to all relevant information bearing on the present and continuing creditworthiness of each other Obligor and the risk that any other Obligor will be unable to pay the Secured Liabilities when due.

(b)

Each Pledgor waives any requirement that the Security Trustee or the other Finance Parties advise such Pledgor of information known to the Security Trustee or any other Finance Party regarding the financial condition or business of any Obligor, or any other circumstance bearing on the risk of non-performance of the Secured Liabilities.

(c)	Each Pledgor assumes sole responsibility for keeping itself informed of the financial condition and business of each other Obligor.

6.	REPRESENTATIONS AND WARRANTIES

6.1	Representations and warranties

The representations and warranties set out in this Clause are made by each Pledgor to each Finance Party.

6.2	Each Pledgor

(a)	It is incorporated under the laws of the Republic of the Marshall Islands.

(b)

Its exact legal name, as it appears in the public records of its jurisdiction of incorporation or organization, is Eagle Bulk Shipping Inc. and Eagle Shipping International (USA) LLC, as applicable. It has not changed its name, whether by amendment of its organizational documents, reorganization, merger or otherwise, since its date of incorporation or organization.

(c)

Its organizational identification number, as issued by its jurisdiction of incorporation is 14155 (in the case of Eagle Bulk Shipping Inc.) and 960607 (in the case of Eagle Shipping International (USA) LLC).

(d)	Its chief executive office is located at 477 Madison Avenue, Suite 1405, New York, New York 10022. Such Pledgor has not changed its chief executive office within the past five years.

(e)

It keeps at its address indicated in Clause 18 (Notices) its corporate records and all records, documents and instruments constituting, relating to or evidencing Pledged Collateral, except for the Pledged Collateral delivered to the Security Trustee in compliance with Subclause 4.2 (Delivery of Certificates).

6.3	The Pledged Collateral

(a)	Each Issuer is duly formed and organized and validly existing under the laws of the applicable jurisdiction.

(b)	The applicable Pledgor is the sole shareholder, member or parent of each Issuer.

(c)

Each Issuer keeps its limited liability company or other corporate records and all other records, documents and instruments relating to or evidencing the Pledged Collateral at its address at 477 Madison Avenue, Suite 1405, New York, New York, 10022.

(d)	There is only one class of ownership interests in each Issuer.

(e)	The applicable Pledgor has been duly admitted as a member of each Issuer that is a limited liability company and has made all required contributions to such Issuer.

(f)

The Pledged Interests constitute a 100% ownership interest in each Issuer, and there are no other equity or ownership interests in any Issuer, options or rights to acquire or subscribe for any such interests, or securities or instruments convertible into or exchangeable or exercisable for any such interests.

(g)	Except as permitted under the Credit Agreement:

(i)	it is the sole legal and beneficial owner of, and has the power to transfer and grant a security interest in, the Pledged Interests and all other Pledged Collateral now in existence;

(ii)	none of the Pledged Collateral is subject to any Lien other than the Security Trustee’s security interest and Permitted Security;

(iii)

it has not agreed or committed to sell, assign, pledge, transfer, license, lease or encumber any of the Pledged Collateral, or granted any option, warrant, or right with respect to any of the Pledged Collateral; and

(iv)

no effective mortgage, deed of trust, financing statement, security agreement or other instrument similar in effect is on file or of record with respect to any Pledged Collateral, except for those that create, perfect or evidence the Security Trustee’s security interest or Permitted Security.

(h)

Other than as a result of the Chapter 11 Case, No litigation, arbitration or administrative proceedings are current or pending or, to its knowledge, threatened, involving or affecting the Pledged Collateral, and none of the Pledged Collateral is subject to any order, writ, injunction, execution or attachment.

(i)	None of the Pledged Collateral constitutes “margin stock” within the meaning of Regulation U or X issued by the Board of Governors of the United States Federal Reserve System.

6.4	No liability

(a)

Its rights, interests, liabilities and obligations under contractual obligations that constitute part of the Pledged Collateral are not affected by this Agreement or the exercise by the Security Trustee of its rights under this Agreement.

(b)

Neither the Security Trustee nor any other Finance Party, unless it expressly agrees in writing, will have any liabilities or obligations under any contractual obligation that constitutes part of the Pledged Collateral as a result of this Agreement, the exercise by the Security Trustee of its rights under this Agreement or otherwise.

(c)

Neither the Security Trustee nor any other Finance Party has or will have any obligation to collect upon or enforce any contractual obligation or claim that constitutes part of the Pledged Collateral, or to take any other action with respect to the Pledged Collateral, other than any obligation under any contract to which the Security Trustee or relevant Finance Party may be a party, outside the knowledge of the Security Provider, if applicable.

6.5	Consideration

(a)	Terms used in this Subclause have the meanings given to them in, and must be construed in accordance with, the fraudulent transfer laws.

(b)

It will receive valuable direct and indirect benefits as a result of the transactions contemplated by the Transaction Documents and these benefits constitute “reasonably equivalent value” and “fair consideration” as those terms are used in the fraudulent transfer laws.

(c)	To the best of its knowledge, the Finance Parties have acted in good faith in connection with the transactions contemplated by this Agreement.

(d)	It has not made a transfer or incurred an obligation under this Agreement with the intent to hinder, delay or defraud any of its present or future creditors.

6.6	Times for making representations and warranties

(a)	The representations and warranties set out in this Agreement (including in this Clause) are made on the date of this Agreement.

(b)

Unless a representation and warranty is expressed to be given at a specific date, all representations and warranties under this Agreement are deemed to be repeated by each Pledgor on the date of each borrowing request and the first day of each Interest Period during the Security Period with reference to the facts and circumstances then existing.

(c)	When representations and warranties are repeated, they are applied to the circumstances existing at the time of repetition.

(d)

The representations and warranties of each Pledgor contained in this Agreement or made by such Pledgor in any certificate, notice or report delivered under this Agreement will survive each Utilization Date, the making and repayment of the Loans, and any novation, transfer or assignment of the Loans.

7.	UNDERTAKINGS

7.1	Undertakings

Each Pledgor agrees to be bound by the covenants set out in this Clause.

7.2	Each Pledgor

(a)

Each Pledgor must preserve its corporate existence and will not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets.

(b)	No Pledgor shall change the jurisdiction of its incorporation or organization.

(c)	No Pledgor shall change its name without providing the Security Trustee with 30 days’ prior written notice.

(d)

Each Pledgor must keep at its address indicated in Clause 18 (Notices) its corporate records and all records, documents and instruments constituting, relating to or evidencing Pledged Collateral, except for the Pledged Collateral delivered to the Security Trustee in compliance with Subclause 4.2 (Delivery of Certificates).

(e)

Each Pledgor permits the Security Trustee and its agents and representatives, during normal business hours and upon reasonable notice, to inspect the Pledged Collateral, to examine and make copies of and abstracts from the records referred to in paragraph (d) above, and to discuss matters relating to the Pledged Collateral directly with such Pledgor’s officers and employees.

(f)	At the Security Trustee’s request, each Pledgor must provide the Security Trustee with any information concerning the Pledged Collateral that the Security Trustee may reasonably request.

7.3	The Pledged Collateral

(a)

Each Pledgor will cause each applicable Issuer to keep and maintain, at its address indicated in Subclause 6.3(c) (The Pledged Collateral) its corporate or limited liability company records and all records, documents and instruments constituting, relating to, or evidencing Pledged Collateral. Each Pledgor agrees to cause each applicable Issuer to permit the Security Trustee and its agents and representatives during normal business hours and upon reasonable notice, to examine and make copies of and abstracts from those records and to discuss matters relating to any Issuer and its records directly with the officers and employees of such Issuer.

(b)	Except as expressly permitted by the Credit Agreement or this Agreement, each Pledgor:

(i)	must maintain sole legal and beneficial ownership of the Pledged Collateral;

(ii)

must not permit any Pledged Collateral to be subject to any Lien other than the Security Trustee’s security interest and other Permitted Security and must at all times warrant and defend the Security Trustee’s security interest in the Pledged Collateral against all other Liens and claimants;

(iii)

must not sell, assign, transfer, pledge, license, lease or encumber, or grant any option, warrant, or right with respect to, any of the Pledged Collateral, or agree or contract to do any of the foregoing;

(iv)	must not waive, amend or terminate, in whole or in part, any accessory or ancillary right or other right in respect of any Pledged Collateral; and

(v)	must not take any action which would result in a material reduction in the value of any Pledged Collateral.

(c)

Each Pledgor must pay when due (and in any case before any penalties are assessed or any Lien is imposed on any Pledged Collateral) all taxes, assessments and charges imposed on or in respect of Pledged Collateral and all claims against the Pledged Collateral; provided that such Pledgor shall not be required to pay any such tax, assessment, charge or claim which is being contested in good faith and by appropriate proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

(d)

In any suit, legal action, arbitration or other proceeding involving the Pledged Collateral or the Security Trustee’s security interest, each Pledgor must take all lawful action to avoid impairment of the Security Trustee’s security interest or the Security Trustee’s rights under this Agreement or the imposition of a Lien on any of the Pledged Collateral.

(e)	[Intentionally omitted.]

(f)

No Pledgor will permit any Issuer to cancel or change the terms of the Pledged Interests, or authorize, create or issue any additional ownership interests, or any additional class or classes of ownership interests, in the Issuer, or to recharacterize or reclassify the existing interests. No Pledgor will effect or permit any change of control of any Issuer.

(g)	No Pledgor will permit the certificate of formation or limited liability company agreement of any Issuer to be amended in any way:

(i)	that is inconsistent with the representations and warranties in Subclause 4.2(a) (Delivery of Certificates); or

(ii)	that affects the Security Trustee’s security interest in the Pledged Collateral, the Security Trustee’s rights under this Agreement or such Pledgor’s rights in the Pledged Collateral.

(h)

No Pledgor will take any action, or permit any Issuer to take any action, that could cause any of the Pledged Collateral to constitute “margin stock” within the meaning of Regulation U or X issued by the Board of Governors of the United States Federal Reserve System.

7.4	Notices

(a)	Each Pledgor must give the Security Trustee prompt notice of the occurrence of any of the following events:

(i)

any pending or threatened claim, suit, legal action, arbitration or other proceeding involving or affecting any Pledgor, any Issuer or any Pledged Collateral which could reasonably be expected to impair the Security Trustee’s security interest or, the Security Trustee’s rights under this Agreement or result in the imposition of a Lien on any Pledged Collateral; or

(ii)	any representation or warranty contained in this Agreement is or becomes untrue, incorrect or incomplete in any material respect.

(b)	Each notice delivered under this Clause, must include:

(i)	reasonable details about the event; and

(ii)	the applicable Pledgor’s proposed course of action.

Delivery of a notice under this Clause does not affect any Pledgor’s obligations to comply with any other term of this Agreement.

8.	WHEN SECURITY BECOMES ENFORCEABLE

Subject to the DIP Order, this Security may be enforced by the Security Trustee at any time after an Event of Default has occurred and is continuing.

9.	ENFORCEMENT OF SECURITY

9.1	Events of Default

Each of the events set out in this Subclause is an Event of Default.

(a)	A Pledgor does not comply with Subclause 7.3(b) (The Pledged Collateral);

(b)	A Pledgor does not comply with any other term of this Agreement unless the non-compliance:

(i)	is capable of remedy; and

(ii)	is remedied within 10 days of receipt of written notice from the Security Trustee or the Security Provider’s becoming aware of such breach;

(c)	a representation or warranty made or repeated in this Agreement is untrue or incorrect in any material aspect when made or deemed to be repeated;

(d)	any attachment, execution or levy is made in respect of any part of the Pledged Collateral; or

(e)	an “Event of Default” (as that term is defined in the Credit Agreement) occurs.

9.2	General

(a)	In accordance with the DIP Order, after an Event of Default has occurred and is continuing, the Security Trustee may immediately, in its absolute discretion, exercise any right under:

(i)	applicable law; or

(ii)	this Agreement,

to enforce all or any part of the Security in respect of any Pledged Collateral in any manner or order it sees fit.

(b)	This includes:

(i)

any rights and remedies available to the Security Trustee under applicable law and under the UCC (whether or not the UCC applies to the affected Pledged Collateral and regardless of whether or not the UCC is the law of the jurisdiction where the rights or remedies are asserted) as if those rights and remedies were set forth in this Agreement in full;

(ii)	transferring or assigning to, or registering in the name of, the Security Trustee or its nominees any of the Pledged Collateral;

(iii)	exercising any voting, consent, management and other rights relating to any Pledged Collateral;

(iv)	performing or complying with any contractual obligation that constitutes part of the Pledged Collateral;

(v)

receiving, endorsing, negotiating, executing and delivering or collecting upon any check, draft, note, acceptance, instrument, document, contract, agreement, receipt, release, bill of lading, invoice, endorsement, assignment, bill of sale, deed, security, share certificate, stock power, proxy, or instrument of conveyance or transfer constituting or relating to any Pledged Collateral;

(vi)

asserting, instituting, filing, defending, settling, compromising, adjusting, discounting or releasing any suit, action, claim, counterclaim, right of set-off or other right or interest relating to any Pledged Collateral;

(vii)	executing and delivering acquittances, receipts and releases m respect of Pledged Collateral; and

(viii)	exercising any other right or remedy available to the Security Trustee under the other Finance Documents or any other agreement between the parties.

9.3	Distributions and voting rights

(a)

So long as no Event of Default has occurred and is continuing, each Pledgor will be entitled to exercise all voting and other consensual rights with respect to the Pledged Collateral for any purpose not inconsistent with the terms of the Finance Documents and to receive and retain all distributions and other payments in respect of the Pledged Collateral to the extent permitted by the Finance Documents.

(b)

Upon the occurrence and during the continuation of an Event of Default, all rights of the Pledgors to exercise voting and other consensual rights with respect to the Pledged Collateral and to receive distributions and other payments in respect of the Pledged Collateral will cease, and all these rights will immediately become vested solely in the Security Trustee or its nominees, and each Pledgor grants the Security Trustee or its nominees such Pledgor’s irrevocable and unconditional proxy for this purpose. After the occurrence and during the continuation of an Event of Default, any distributions and other payments in respect of the Pledged Collateral received by a Pledgor will be held in trust for the Security Trustee, and each Pledgor will keep all such amounts separate and apart from all other funds and property so as to be capable of identification as the property of the Security Trustee and will deliver these amounts at such time as the Security Trustee may request to the Security Trustee in the identical form received, properly endorsed or assigned if required to enable the Security Trustee to complete collection.

9.4	Security Trustee’s rights upon default

(a)

Each Pledgor irrevocably constitutes and appoints the Security Trustee, with full power of substitution, as such Pledgor’s true and lawful attorney-in-fact, in such Pledgor’s name or in the Security Trustee’s name or otherwise, and at such Pledgor’s expense, to take any of the actions authorized by this Agreement or permitted under applicable law upon the occurrence and during the continuation of an Event of Default, without notice to or the consent of such Pledgor. This power of attorney is a power coupled with an interest and cannot be revoked. Each Pledgor ratifies and confirms all actions taken by the Security Trustee or its agents under this power of attorney.

(b)	Each Pledgor agrees that 10 days notice shall constitute reasonable notice in connection with any sale, transfer or other disposition of Pledged Collateral.

(c)

The Security Trustee may comply with any applicable state or federal law requirements in connection with a disposition of Pledged Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Pledged Collateral.

(d)

The grant to the Security Trustee under this Agreement of any right, power or remedy does not impose upon the Security Trustee any duty to exercise that right, power or remedy. The Security Trustee will have no obligation to take any steps to preserve any claim or other right against any person or with respect to any Pledged Collateral.

(e)

Each Pledgor bears the risk of loss, damage, diminution in value, or destruction of the Pledged Collateral; provided that, the Security Trustee shall use reasonable care in the custody and preservation of all Collateral in the Security Trustee’s possession in accordance with Section 9-207(a) of the UCC.

(f)	The Security Trustee will have no responsibility for any act or omission of any courier, bailee, broker, bank, investment bank or any other person chosen by it with reasonable care.

(g)	The Security Trustee makes no express or implied representations or warranties with respect to any Pledged Collateral or other property released to a Pledgor or its successors and assigns.

(h)

Each Pledgor agrees that the Security Trustee will have met its duty of care under applicable law if it holds, maintains and disposes of Pledged Collateral in the same manner that it holds, maintains and disposes of property for its own account.

(i)

Except as set forth in this Clause or as required under applicable law, the Security Trustee will have no duties or obligations under this Agreement or otherwise with respect to the Pledged Collateral.

(j)	The sale, transfer or other disposition under this Agreement of any right, title, or interest of the Pledgors in any item of Pledged Collateral will:

(i)	operate to divest the applicable Pledgor permanently and all persons claiming under or through such Pledgor of that right, title, or interest, and

(ii)	be a perpetual bar, both at law and in equity, to any claims by the applicable Pledgor or any person claiming under or through such Pledgor with respect to that item of Pledged Collateral.

9.5	No Marshaling

(a)	The Security Trustee need not, and each Pledgor irrevocably waives and agrees that it will not invoke or assert any law requiring the Security Trustee to:

(i)	attempt to satisfy the Secured Liabilities by collecting them from any other person liable for them; or

(ii)	marshal any security or guarantee securing payment or performance of the Secured Liabilities or any particular asset of any Pledgor.

(b)

The Security Trustee may release, modify or waive any collateral or guarantee provided by any other person to secure any of the Secured Liabilities, without affecting the Security Trustee’s rights against any Pledgor.

10.	APPLICATION OF PROCEEDS

Any moneys received in connection with the Pledged Collateral by the Security Trustee after this Security has become enforceable must be applied in the following order of priority:

(a)	first, in or towards payment of or provision for all costs and expenses incurred by the Security Trustee or any other Finance Party in connection with the enforcement of this Security;

(b)	second, in or towards payment of, or provision for, the Secured Liabilities in accordance with the Credit Agreement; and

(c)	third, in payment of the surplus (if any) to the applicable Pledgor or any other person entitled to it under applicable law.

This Clause is subject to the payment of any claims having priority over this Security. This Clause does not prejudice the right of any Finance Party to recover any shortfall any the Pledgor.

11.	EXPENSES AND INDEMNITY

(a)

Each Pledgor must pay immediately on demand to the Security Trustee all costs and expenses incurred by the Security Trustee any other Finance Party, attorney, manager, delegate, sub-delegate, agent or other person appointed by the Security Trustee under this Agreement for the purpose of enforcing its rights under this Agreement. This includes:

(i)	costs of foreclosure and of any transfer, disposition or sale of Pledged Collateral;

(ii)	costs of maintaining or preserving the Pledged Collateral or assembling it or preparing it for transfer, disposition or sale;

(iii)	costs of obtaining money damages; and

(iv)

fees and expenses of attorneys employed by the Security Trustee for any purpose related to this Agreement or the Secured Liabilities, including consultation, preparation and negotiation of any amendment or restructuring, drafting documents, sending notices or instituting, prosecuting or defending litigation or arbitration.

(b)

Each Pledgor must indemnify and keep indemnified the Security Trustee, the other Finance Parties and their respective affiliates, directors, officers, representatives and agents from and against all claims, liabilities, obligations, losses, damages, penalties, judgments, costs and expenses of any kind (including attorney’s fees and expenses) which may be imposed on, incurred by or asserted against any of them by any person (including any Finance Party) in any way relating to or arising out of:

(i)	this Agreement;

(ii)	the Pledged Collateral;

(iii)	the Security Trustee’s security interest in the Pledged Collateral;

(iv)	any Event of Default;

(v)	any action taken or omitted by the Security Trustee under this Agreement or any exercise or enforcement of rights or remedies under this Agreement; or

(vi)	any transfer sale or other disposition of or any realization on Pledged Collateral.

(c)

No Pledgor will be liable to an indemnified party to the extent any liability results from that indemnified party’s gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction). Payment by an indemnified party will not be a condition precedent to the obligations of any Pledgor under this indemnity.

(d)	This Clause survives the Effective Date, the making and repayment of the Loans, any novation, transfer or assignment of the Loans and the termination of this Agreement.

12.	DELEGATION

12.1	Power of attorney

The Security Trustee may delegate by power of attorney or in any other manner to any person any right, power or discretion exercisable by it under or in connection with this Agreement.

12.2	Terms

Any such delegation may be made upon any terms (including power to sub-delegate) which the Security Trustee may think fit.

12.3	Liability

The Security Trustee will not be in any way liable or responsible to any Pledgor for any loss or liability arising from any act, default, omission or misconduct on the part of any delegate or sub-delegate.

13.	EVIDENCE AND CALCULATIONS

In the absence of manifest error, the records of the Security Trustee are conclusive evidence of the existence and the amount of the Secured Liabilities.

14.	CHANGES TO THE PARTIES

14.1	Pledgors

No Pledgor may assign, delegate or transfer any of its rights or obligations under this Agreement without the consent of the Lenders, and any purported assignment, delegation or transfer in violation of this provision shall be void and of no effect.

14.2	Security Trustee

(a)	The Security Trustee may assign or transfer its rights and obligations under this Agreement in the manner permitted under the Credit Agreement.

(b)

Each Pledgor waives and will not assert against any assignee of the Security Trustee any claims, defenses or set-offs which such Pledgor could assert against the Security Trustee except for defenses which cannot be waived under applicable law.

14.3	Successors and assigns

This Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of the Pledgors and the Security Trustee.

15.	MISCELLANEOUS

15.1	Amendments and waivers

Any term of this Agreement may be amended or waived only by the written agreement of each Pledgor and the Security Trustee.

15.2	Waivers and remedies cumulative

(a)	The rights and remedies of the Security Trustee under this Agreement:

(i)	may be exercised as often as necessary;

(ii)	are cumulative and not exclusive of its rights under applicable law; and

(iii)	may be waived only in writing and specifically.

(b)	Delay in exercising, or non-exercise, of any right or remedy under this Agreement is not a waiver of that right or remedy.

15.3	Counterparts

This Agreement may be executed in counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

16.	SEVERABILITY

If any term of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other term of this Agreement; or

(b)	the legality, validity or enforceability in any other jurisdiction of that or any other term of this Agreement.

17.	RELEASE

At the end of the Security Period, the Security Trustee must, at the request and cost of a Pledgor, take whatever action such Pledgor may reasonably require to release the Pledged Collateral from this Security.

18.	NOTICES

18.1	Notices

Any communication in connection with this Agreement must be given in writing and, unless otherwise stated, must be given in person or by fax.

18.2	Contact Details

(a)	The contact details of the Pledgors for this purpose are:

Address:	c/o Eagle Shipping International (USA) LLC 477 Madison Avenue, Suite 1405 New York, New York 10022
Fax:	(212) 785-3311
Attention:	Sophocles Zoullas

(b)	The contact details of the Security Trustee for this purpose are:
Address:	Wilmington Trust (London) Limited Third Floor, 1 King’s Arms Yard London EC2R 7AF United Kingdom
Fax:	+44 207 391 3601
Attention:	Paul Barton
Email:	pbarton@wilmingtontrust.com

(c)	Either party may change its contact details by giving five Business Days’ notice to the other parties.

(d)	Where a party nominates a particular department or officer to receive a communication, a communication will not be effective if it fails to specify that department or officer.

18.3	Effectiveness

(a)	Any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or 5 Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address;

and, if a particular department or officer is specified as part of its address details provided under Clause 18.2, if addressed to that department or officer.

(b)	Any communication or document which becomes effective, in accordance with paragraph (a) above, after 5:00p.m. in the place of receipt shall be deemed only to become effective on the following day.

19.	GOVERNING LAW

This Agreement, the relationship between each Pledgor and the Finance Parties and any claim or dispute (whether sounding in contract, tort, statute or otherwise) relating to this Agreement or that relationship shall be governed by and construed in accordance with law of the State of New York and (to the extent applicable) the Bankruptcy Code, including section 5-1401 of the New York General Obligations Law but excluding any other conflict of law rules that would lead to the application of the law of another jurisdiction. If the law of a jurisdiction other than New York is, under section 1-105(2) of the UCC, mandatorily applicable to the perfection, priority or enforcement of any security interest granted under this Agreement in respect of any part of the Pledged Collateral, that other law shall apply solely to the matters of perfection, priority or enforcement to which it is mandatorily applicable.

20.	ENFORCEMENT

20.1	Jurisdiction

(a)

For the benefit of the Security Trustee, each Pledgor agrees that the Bankruptcy Court (and, if the Bankruptcy Court does not have (or abstains from) jurisdiction, any New York State court or Federal court sitting in the City and County of New York) has jurisdiction to settle any disputes and any judgment, order or award in connection with this Agreement and accordingly submits to the jurisdiction of those courts.

(b)	Each Pledgor:

(i)

waives objection to the Bankruptcy Court, the New York State and Federal courts on grounds of personal jurisdiction, inconvenient forum or otherwise as regards proceedings in connection with this Agreement; and

(ii)

agrees that a judgment or order of the Bankruptcy Court, a New York State or Federal court in connection with this Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

(c)	Nothing in this Clause limits the right of the Security Trustee or any other Finance Party to bring proceedings against any Pledgor in connection with this Agreement:

(i)	in any other court of competent jurisdiction; or

(ii)	concurrently in more than one jurisdiction.

20.2	Service of process

Each Pledgor agrees that service of process may be made on it by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding or by registered or certified mail (postage prepaid) to its address specified in Clause 18.2 (Contact Details), or by any other method of service provided for under the applicable laws in effect in the State of New York.

20.3	Waiver of immunity

To the extent that any Pledgor has or hereafter may acquire any immunity from jurisdiction of any court or from legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its properties, such Pledgor irrevocably waives that immunity in respect of its obligations under this Agreement.

20.4	Complete agreement

This Agreement and the other Finance Documents contain the complete agreement between the parties on the matters to which they relate and supersede all prior commitments, agreements and understandings, whether written or oral, on those matters.

20.5	Waiver of Jury Trial

EACH PLEDGOR AND THE SECURITY TRUSTEE (FOR ITSELF AND ON BEHALF OF THE OTHER FINANCE PARTIES) WAIVE ANY RIGHTS THEY MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED ON OR ARISING FROM THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

The undersigned, intending to be legally bound, have executed and delivered this Agreement on the date stated at the beginning of this Agreement.

SCHEDULE 1

PLEDGED INTERESTS

Pledgor	Issuer	Class of ownership interest	Certificated	Number of shares	Percentage of outstanding ownership interests
Eagle Bulk Shipping Inc.	Avocet Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Bittern Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Canary Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Cardinal Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Condor Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Crane Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Crested Eagle Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Crowned Eagle Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Egret Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Falcon Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Gannet Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Golden Eagle Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Goldeneye Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Grebe Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Harrier Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Hawk Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Ibis Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Imperial Eagle Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Jaeger Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Jay Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Kestrel Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Kingfisher Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Kite Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Kittiwake Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Martin Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Merlin Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Nighthawk Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Oriole Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Osprey Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Owl Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Peregrine Shipping LLC	LLC Shares	No	100	100%

Shcedule 1 to Pledge Agreement

Pledgor	Issuer	Class of ownership interest	Certificated	Number of shares	Percentage of outstanding ownership interests
Eagle Bulk Shipping Inc.	Petrel Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Puffin Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Redwing Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Roadrunner Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Sandpiper Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Shrike Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Skua Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Sparrow Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Stellar Eagle Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Tern Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Thrasher Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Thrush Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Woodstar Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Wren Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Anemi Maritime Services S.A.	Shares	Yes	500	100%
Eagle Bulk Shipping Inc.	Agali Shipping S.A.	Shares	Yes	500	100%
Eagle Bulk Shipping Inc.	Eagle Bulk Pte. Ltd.	Shares	Yes	500,000	100%
Eagle Bulk Shipping Inc.	Eagle Bulk (Delaware) LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Eagle Shipping International (USA) LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Griffon Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	Herron Shipping LLC	LLC Shares	No	100	100%
Eagle Bulk Shipping Inc.	KampiaShipping S.A.	Shares	Yes	500	100%
Eagle Bulk Shipping Inc.	Marmaro Shipping S.A.	Shares	Yes	500	100%
Eagle Bulk Shipping Inc.	Mesta Shipping S.A.	Shares	Yes	500	100%
Eagle Bulk Shipping Inc.	Mylos Shipping S.A.	Shares	Yes	500	100%
Eagle Bulk Shipping Inc.	Nagos Shipping S.A.	Shares	Yes	500	100%
Eagle Bulk Shipping Inc.	Rahi Shipping S.A.	Shares	Yes	500	100%
Eagle Bulk Shipping Inc.	Sirikari Shipping S.A.	Shares	Yes	500	100%
Eagle Bulk Shipping Inc.	Spilia Shipping S.A.	Shares	Yes	500	100%
Eagle Shipping International (USA) LLC	Eagle Management Consultancy Pte. Ltd.	Shares	Yes	10,000	100%
Eagle Shipping International (USA) LLC	Eagle Management Consultants LLC	LLC Shares	No	100	100%
Eagle Shipping International (USA) LLC	Eagle Ship Management LLC	LLC Shares	No	100	100%

Schedule 1 to Pledge Agreement

SIGNATORIES

PLEDGORS

EAGLE BULK SHIPPING INC.

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

EAGLE SHIPPING INTERNATIONAL (USA) LLC

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

Signature page to Pledge Agreement

SECURITY TRUSTEE

WILMINGTON TRUST (LONDON) LIMITED

By:	/s/ Paul Barton
Name: Paul Barton
Title: Director

Signature page to Pledge Agreement

Each of the undersigned, being an Issuer referred to above, irrevocably agrees that it will comply with instructions with respect to the Pledged Collateral originated by the Security Trustee without further consent by the Pledgors.

ISSUERS

AVOCET SHIPPING LLC

BITTERN SHIPPING LLC

CANARY SHIPPING LLC

CARDINAL SHIPPING LLC

CONDOR SHIPPING LLC

CRANE SHIPPING LLC

CRESTED EAGLE SHIPPING LLC

CROWNED EAGLE SHIPPING LLC

EGRET SHIPPING LLC

FALCON SHIPPING LLC

GANNET SHIPPING LLC

GOLDEN EAGLE SHIPPING LLC

GOLDENEYE SHIPPING LLC

GREBE SHIPPING LLC

HARRIER SHIPPING LLC

HAWK SHIPPING LLC

IBIS SHIPPING LLC

IMPERIAL EAGLE SHIPPING LLC

JAEGER SHIPPING LLC

JAY SHIPPING LLC

KESTREL SHIPPING LLC

KINGFISHER SHIPPING LLC

KITE SHIPPING LLC

KITTIWAKE SHIPPING LLC

MARTIN SHIPPING LLC

MERLIN SHIPPING LLC

NIGHTHAWK SHIPPING LLC

ORIOLE SHIPPING LLC

OSPREY SHIPPING LLC

OWL SHIPPING LLC

PEREGRINE SHIPPING LLC

PETREL SHIPPING LLC

PUFFIN SHIPPING LLC

REDWING SHIPPING LLC

ROADRUNNER SHIPPING LLC

SANDPIPER SHIPPING LLC

SHRIKE SHIPPING LLC

SKUA SHIPPING LLC

SPARROW SHIPPING LLC

Signature page to Pledge Agreement

STELLAR EAGLE SHIPPING LLC

TERN SHIPPING LLC

THRASHER SHIPPING LLC

THRUSH SHIPPING LLC

WOODSTAR SHIPPING LLC

WREN SHIPPING LLC

By:	Eagle Bulk Shipping Inc.,
its sole member

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

OTHER SUBSIDIARY OBLIGORS

GRIFFON SHIPPING LLC

HERON SHIPPING LLC

EAGLE BULK (DELAWARE) LLC

EAGLE SHIPPING INTERNATIONAL (USA) LLC

By:	Eagle Bulk Shipping Inc.,
its sole member

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

EAGLE MANAGEMENT CONSULTANTS LLC

EAGLE SHIP MANAGEMENT LLC

By:	Eagle Shipping International (USA) LLC, its sole member
By:	Eagle Bulk Shipping Inc., its sole member

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

Signature page to Pledge Agreement

AGALI SHIPPING S.A.

KAMPIA SHIPPING S.A.

MARMARO SHIPPING S.A.

MESTA SHIPPING S.A.

MYLOS SHIPPING S.A.

NAGOS SHIPPING S.A.

RAHI SHIPPING S.A.

SIRIKARI SHIPPING S.A.

SPILIA SHIPPING S.A.

ANEMI MARITIME SERVICES S.A.

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Attorney-in-Fact

EAGLE BULK PTE. LTD.

EAGLE MANAGEMENT CONSULTANCY PTE. LTD.

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Attorney-in-Fact

Signature page to Pledge Agreement